THE COOK & BYNUM FUND

PROSPECTUS

A No-load, Non-diversified
Capital Appreciation Fund
(the “Fund”)

Trading symbol:
COBYX

A Series of
Cook & Bynum Funds Trust
(the “Trust”)

www.cookandbynum.com
1-877-839-COBY (2629)

2204 Lakeshore Drive
Suite 218
Birmingham, AL 35209

Managed by

Cook & Bynum Capital Management, LLC

(the “Adviser”)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

JANUARY 28, 2010

1

THE COOK & BYNUM FUND SUMMARY

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee (as a percentage of the total amount on Shares redeemded within 60 days of the date of purchase)	2.00%

Annual Fund Operating Expenses:
(ongoing expenses that you pay each year
as a percentage of the value of your investment)

Management Fee	1.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	4.10%
Acquired Fund Fees and Expenses(2)	0.07%
Total Annual Fund Operating Expenses	5.67%
Fee Reduction and/or Expense Reimbursement(2)(3)	-3.72%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement)	1.95%
(1)	Because the Fund is a new fund, “Other Expenses” are based on estimated amounts for the current fiscal year.
(2)	The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.
(3)	Cook & Bynum Capital Management, LLC, the Fund’s adviser (the “Adviser”), has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent that Total Fund Operating Expenses exceed 1.88%. This agreement is in effect through February 1, 2011 and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund, except interest, taxes, brokerage commissions and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, acquired fund fees and expenses. The Adviser may be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below an annual rate of 1.88%. This agreement shall terminate automatically upon the termination of the investment management agreement with the Adviser

THE COOK & BYNUM FUND SUMMARY

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same except for year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$198	$1,359

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the 3 month fiscal period ended September 30, 2009, the Fund’s portfolio turnover rate was 0.38% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund acquires underpriced equity securities of U.S. and non-U.S. companies and holds them until they reach, in the Fund’s opinion, full value. In pursuing this strategy, the Fund focuses upon equity securities, including common stocks, depository receipts, limited partnership interests, business trust shares, securities convertible into equity, and rights and warrants to subscribe for the purchase of such equity securities, without regard to market capitalization or other categorizations. The Fund can invest up to 100% of its assets using this strategy (after accounting for cash needs). Specifically, the Fund may invest up to 100% of its assets in foreign securities and up to 50% of its assets in foreign securities from emerging markets and up to 50% of its assets in foreign debt.

In pursuing its objective, the Fund uses a value investment philosophy in selecting equity securities which suggests that an undervalued company’s stock price will converge with its true intrinsic value. The Fund uses fundamental analysis to assess the intrinsic value of a targeted enterprise, whereby fundamental characteristics, such as proven management, well-reasoned capital allocation policies, conservative balance sheet and accounting, sustainable competitive advantage, potential for long-term

THE COOK & BYNUM FUND SUMMARY

growth, low market price in comparison to tangible asset values, significant free cash flow and intelligent investment of excess cash, are identified and quantified.

The Adviser sells securities based on a simple opportunity cost analysis, and similarly, sells relatively overpriced to value securities to buy relatively underpriced to value securities. The Adviser also sells securities if a material adverse change occurs in the business or economics of a security such that either the Adviser cannot value it or its valuation is lowered below the opportunity cost for other investments.

However, it is not always possible to find enough undervalued equity securities to fill a portfolio, and the Fund believes that it is unwise to buy when it cannot find bargains relative to all other available investment options. Accordingly, in instances where the Fund is unable to source sufficient equity opportunities, it seeks to supplement the equity portion of its portfolio with investments in “special situations,” “foreign debt” and “cash positions.” A special situation arises when, in the opinion of the Adviser, the securities of a particular company are expected to appreciate within a reasonable time due to developments particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole and therefore may include equity securities or fixed-income securities and may include high yield fixed-income securities or “junk bonds.” The Fund can invest up to 35% of its assets in special situation investments, including junk bonds. The Adviser contemplates a wide range of investment options for the Fund within these categories so long as such opportunity meets the overarching requirement of: (1) protecting capital; and (2) providing the maximum growth potential at the lowest possible risk.

Principal Risks

•	You could lose money by investing in the Fund.
•	General Risks — There is no assurance that the Fund will meet its investment objective; investors may lose money by investing in the Fund.
•	Market Risk — Prices of equity securities generally fluctuate more than those of other securities, such as debt securities.
•	Value Style Risk — Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. The value approach to investing involves the risk that value stocks may remain undervalued.

THE COOK & BYNUM FUND SUMMARY

•	Non-Diversified Portfolio Risk — The Fund is “non-diversified,” and thus invests its assets in a smaller number of companies than many other funds. This creates a risk that changes in the value of a single security may have a significant effect on the Fund’s net asset value.
•	Special Situations Risk — Investments in companies involved in special situations, such as reorganizations or restructurings, may involve greater risks when compared to the Fund’s other strategies due to a variety of factors. Failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.
•	Foreign Securities Risk — Investments in foreign securities carry special risks, including unstable foreign political conditions, greater volatility, less liquidity, adverse economic developments abroad, and exchange rate fluctuations, all of which may reduce the value of foreign securities. Many of these risks are greater when investing in countries with developing economies and securities markets, also known as “emerging markets.”
•	Currency Risk — The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.
•	Interest Rate Risk — The value of fixed-income securities changes when interest rates change. When interest rates rise, bond prices tend to go down; when interest rates fall, bond prices tend to go up.
•	Credit Risk — The Fund’s fixed income investments are subject to credit risk. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency, which may cause the Fund to lose money. High-yield (junk) bonds are speculative, and are subject to greater risks of nonpayment of principal and interest.
•	Small to Medium Capitalization Risk — The Fund has the ability to invest in securities of companies with small to medium market capitalizations that are engaged in business within a narrow geographic region, less well known to the investment community and have more volatile share prices. Moreover, the securities of such companies often have less market liquidity and as a result, their stock prices often react more strongly to changes in the marketplace.

THE COOK & BYNUM FUND SUMMARY

•	Micro-Cap Company Risk — Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.
•	High Yield or “Junk” Securities Risk — Investments in fixed-income securities that are rated below investment grade by one or more NRSROs (“high yield securities” also known as “junk securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities and this can adversely affect the Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.
•	Manager Risk — The Adviser has never managed a registered fund before this Fund and the Fund has a limited operating history. The manager’s poor selection of securities for the Fund may cause the Fund to underperform other balanced funds or relevant benchmarks.
•	New Fund Risk — The Fund is recently formed and therefore has no performance history for investors to evaluate. The Fund may also not grow to an economically viable size and thus may be liquidated at a time that is not beneficial for all of its shareholders.

For additional information on the risks of investing in this Fund, please see “Principal Risks of Investing in the Fund” in the Prospectus.

Performance

Because this is a new Fund with a limited operating history, a performance bar chart and table describing the Fund’s annual performance and comparing that information to appropriate indices is not yet available. Performance information will be included in the Fund’s first semi-annual and annual reports, which will be sent to you without charge at your request. Simply contact the Fund at 1-877-839-COBY.

THE COOK & BYNUM FUND SUMMARY

Investment Adviser

Cook & Bynum Capital Management, LLC

Portfolio Managers

Richard P. Cook and J. Dowe Bynum both serve as principals of Cook & Bynum Capital Management, LLC and have managed the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day by mail (The Cook & Bynum Funds, P.O. Box 13215, Denver, CO 80201) or by telephone at 877-839-2629 or through financial services organizations. The minimum initial purchase is $5,000 and $1,000 for IRAs. The minimum subsequent investment is $1,000 ($100 for automatic investment plans) and $100 for IRAs.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

What is the Fund's Investment Objective?

The Fund’s investment objective is long-term growth of capital.(1)

What are the Fund's Principal Investment Strategies?

Cook & Bynum Capital Management, LLC (the “Adviser”) attempts, under normal circumstances, to achieve the Fund’s investment objective by acquiring underpriced equity securities of U.S. and non-U.S. companies and holding them until they reach, in the Adviser’s opinion, full value. In pursuing this strategy, the Adviser focuses upon equity securities, including common stocks, depository receipts, limited partnership interests, business trust shares, securities convertible into equity, and rights and warrants to subscribe for the purchase of such equity securities, without regard to market capitalization or other categorizations. The Adviser can invest up to 100% of the Fund’s assets using this strategy (after accounting for cash needs). However, it is not always possible to find enough undervalued equity securities to fill a portfolio, and the Adviser believes that it is unwise to buy when it cannot find bargains relative to all other available investment options. Accordingly, in instances where the Adviser is unable to source sufficient equity opportunities for the Fund, it seeks to supplement the equity portion of the Fund’s portfolio with investments in “special situations,” “foreign debt” and “cash positions,” as described in more detail below. The Fund is a non-diversified mutual fund.

In pursuing its objective, the Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, an undervalued company’s stock price will converge with its true intrinsic value. The Adviser defines intrinsic value as the actual value of a company based on an underlying perception of its true value including all facets of the business, both tangible and intangible. The Fund uses fundamental analysis to assess the intrinsic value of a targeted enterprise. This analysis attempts to identify and quantify certain desirable characteristics of a company. Such characteristics include proven management, well-reasoned capital allocation policies, a conservative balance sheet and accounting, sustainable competitive advantage, potential for long-term growth, low market price in comparison to tangible asset values, significant free cash flow and intelligent investment of excess cash. The Adviser defines free cash flow as the cash a company would produce

(1)	The Board of Trustees reserves the right to change the investment objective of the Fund, in its sole discretion, upon sixty (60) days prior notice, to current shareholders.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

annually from operations after all cash expenditures necessary to maintain the business in its current status. The Adviser sells securities based on a simple opportunity cost analysis. If the Adviser believes that the price of a security has gotten so high relative to the Adviser’s appraised value of the security that a margin of safety no longer exists and that the Fund would be better served by holding cash or an alternate security, the subject portfolio security will be sold. Similarly, the Adviser will sell relatively overpriced to value securities to buy relatively underpriced to value securities. The third selling criterion is if a material adverse change occurs in the business or economics of a security such that either the Adviser cannot value it or its valuation is lowered below the opportunity cost for other investments. In such cases, the security will generally be sold. The Adviser makes every effort to hold onto securities until they reach the Adviser’s appraised value and, in the Adviser’s opinion, no longer represent sound bargains.

As noted above, in order to supplement the equity portion of the Fund’s portfolio during periods of limited opportunity or unfavorable valuation in this type of security, the Adviser may also make investments in “special situations,” “foreign debt” and “cash positions.” Since the Fund’s goal is long term growth, the Adviser contemplates a wide range of investment options for the Fund within these categories so long as such opportunity meets the overarching requirement of: (1) protecting capital; and (2) providing the maximum growth potential at the lowest possible risk. A potential investment should offer a high probability of an acceptable rate of return over time with low business risk (or credit risk, business risk and market risk for a bond).

Special Situations.  The Fund also intends to invest in special situations from time to time to achieve its investment objective. A special situation arises when, in the opinion of the Adviser, the securities of a particular company are expected to appreciate within a reasonable time due to developments particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Developments creating special situations include the following: liquidations or reorganizations, including those involving companies in or facing bankruptcy, recapitalizations or mergers, material litigation, management changes and technological developments. Investments in special situations may be either equity securities or fixed-income securities, such as corporate debt, which may be in distress as a result of economic or company specific developments. Special situation investments may include high yield fixed-income securities or “junk bonds” (i.e., securities that are rated below investment grade by Standard & Poor’s (“S&P”) or by another nationally recognized statistical rating organization (“NRSRO”) or similar

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

unrated securities). The Fund can invest up to 35% of its assets in special situation investments, including junk bonds.

Foreign Debt.  The Fund may invest in fixed-income securities of non-U.S. issuers, including corporate debt securities of non-U.S. companies and short-term debt obligations of foreign governments and other foreign money-market instruments. Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by S&P or a similar rating by another NRSRO. Other debt securities of non-U.S. companies, including junk bonds, may be purchased without regard to NRSRO ratings and would generally fall under the category of “special situations.” Generally, the Adviser will choose to invest in foreign debt securities because the Adviser believes that a security is mispriced and represents a capital gain opportunity. The Adviser does not generally invest in such securities for their income potential.

Foreign Securities.  Equity and debt securities of non-U.S. issuers are referred to as “foreign securities.” The Fund may invest up to 100% of its assets in foreign securities and up to 50% of its assets in foreign securities from emerging markets and up to 50% of its assets in foreign debt.

Cash Positions.  There may be periods when both equity and debt securities are overpriced or the where the Adviser may not be able to find enough securities to satisfy the IRC diversification requirements. At such time, investing in cash and cash alternatives (including U.S. Treasuries) is the default option for the Fund. The Fund may invest up to 100% of its assets in this strategy. When the Fund holds a significant portion of its assets in cash and cash alternatives, it may not meet its investment objective.

In the absence of compelling long-term equity or debt investments, the Fund seeks to be opportunistic when the market presents attractive risk/reward scenarios, especially when both equity and debt securities are overpriced. To avoid running afoul of the IRC diversification requirements as a result of a lack of available debt and equity opportunities, and to preserve capital and minimize losses, the Adviser will select cash alternatives as a preferred means of investment until such time as compelling long-term investments become available. When making portfolio allocation decisions, the Adviser compares its most attractive stock ideas against the cash alternatives, and will hold cash and cash equivalents in the absence of other attractive positions. These include U.S. Government securities, money-market funds, repurchase agreements and other high quality money market instruments. The Fund seeks to maintain a certain level of liquidity in its portfolio to meet operating requirements and take advantage of new investment opportunities. In an adverse market climate, cash and cash reserves may

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

comprise a significant percentage of the Fund’s portfolio. The Fund may also use other non-principal investment strategies, which are described in the Fund’s Statement of Additional Information (“SAI”).

What are the Principal Risks of Investing in the Fund?

General Risks.  There is no assurance that the Fund will meet its investment objective; investors may lose money by investing in the Fund. As with all mutual funds, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will fluctuate reflecting day-to-day changes in market conditions, interest rates and numerous other factors.

Market Risk.  Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The Fund may experience a substantial or complete loss on an individual stock.

Value Style Risk.  Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may underperform the overall equity market for a long period of time, while the market concentrates on “growth” stocks.

Non-Diversified Portfolio Risk.  The Fund is “non-diversified,” meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect on the Fund’s net asset value (NAV). Lack of broad diversification also may cause the Fund to be more susceptible to economic, political or regulatory events than a diversified fund. Although the Fund intends to satisfy the diversification requirements required of a regulated investment company under section 851 of the Internal Revenue Code (“IRC”), those requirements are not as stringent as those required of a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

Special Situations Risk.  Investments in companies involved in special situations, such as reorganizations or restructurings, may involve greater risks when compared to the Fund’s other strategies due to a variety of factors. A reorganization or other restructuring pending at the time the Fund

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

invests in a security may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Reorganizations and restructurings that result from actual or potential bankruptcies carry additional risk, and the securities of such companies involved in these types of activities are generally more likely to lose value than the securities of more financially stable companies. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers, the possibility that the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.

Foreign Securities Risk.  The Fund has the ability to invest in foreign securities, and, from time to time, a significant percentage of the Fund’s assets may be composed of foreign investments. Securities of foreign issuers, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant additional risk. These risks can include political and economic instability, foreign taxation, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency, any of which could negatively affect the Fund. Many of these risks are greater when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Currency Risk.  The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged, however, currency hedging is not a principal investment strategy of the Fund. Unhedged currency exposure may result in gains or losses as a result of the change in the relationship between the U.S. dollar and the respective foreign currency.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Interest Rate Risk.  Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Funds will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration). Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates.

Credit Risk.  The Fund’s fixed income investments are subject to credit risk. The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the value of a debt instrument. For certain types of instruments the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults. Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be

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less liquid, especially during periods of recession or general market decline. The Fund does not rely on third party credit ratings to select its investments.

Small to Medium Capitalization Risk.  The Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth, have narrower market penetrations, less diverse product lines and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and as a result, their stock prices often react more strongly to changes in the marketplace.

Micro-Cap Company Risk.  Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

High Yield or “Junk” Securities Risk.  Investments in fixed-income securities that are rated below investment grade by one or more NRSROs (“high yield securities” also known as “junk securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect the Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Management Risk.  The Adviser has never managed a registered fund before this Fund and the Fund has a limited operating history. Performance of individual securities can vary widely. The investment decisions of the Adviser may cause the Fund to underperform benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Adviser may be incorrect in an assessment of a particular industry or company, or the investment adviser may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

New Fund Risk.  The Fund is recently formed and therefore has limited performance history for investors to evaluate. In addition, certain types of transactions may have a disproportionate impact on the Fund’s performance due to the Fund’s small size. The Fund may also not grow to an economically viable size and thus may be liquidated at a time that is not beneficial for all of its shareholders.

THE FUND'S INVESTMENT ADVISER

The Adviser

Cook & Bynum Capital Management, LLC (the “Adviser”), 2204 Lakeshore Drive, Suite 218, Birmingham, AL 35209 serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser.

The Adviser’s principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions, including hedge funds, throughout the United States. The Adviser has been investment adviser to the Fund since its inception. The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Advisory Agreement with the Fund.

For its investment advisory services to the Fund, the Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 1.50% of the average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.

The Investment Management Agreement (the “Agreement”) was unanimously approved by the Trust’s Board of Trustees (the “Board”) at its initial meeting held on May 19, 2009 (the “Board Meeting”) and unanimously approved by the Fund’s shareholders on May 26, 2009. At the Board Meeting, the Trustees considered a number of factors that they determined were material to the approval of the Agreement. The principal areas of review by

THE FUND'S INVESTMENT ADVISER

the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. A more complete discussion of the approval of the Investment Advisory Agreement is included in the Fund’s first Annual Report which covers the period ended September 30, 2009.

The Adviser has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent that Total Fund Operating Expenses exceed 1.88%. This agreement is in effect through February 1, 2011 and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees but excluding interest, taxes, brokerage commissions and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, acquired fund fees and expenses. The Adviser may be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below an annual rate of 1.88%. The Fund is not be obligated to pay and any person may recoup any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred.

The Portfolio Managers

The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio:

Richard P. Cook

Mr. Richard P. Cook is a Principal of the Adviser and acts as a portfolio manager for the Fund. Mr. Cook is also President of Cook & Bynum Funds Trust (the “Trust”). Mr. Cook has been a Principal and Portfolio Manager of the Adviser since the Adviser’s inception in 2006. Before forming the Adviser, Mr. Cook managed individual accounts at Cook & Bynum Capital Mgt., LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC from June 2004 to December 2006. Previously, Mr. Cook worked for Tudor Investment Corporation in Greenwich, Connecticut. Mr. Cook attended Hampden-Sydney College where he graduated with a B.S. in Mathematics, Applied Mathematics and Economics summa cum laude and was a member of Phi Beta Kappa. Mr. Cook has approximately 10 years of investment management experience.

THE FUND'S INVESTMENT ADVISER

J. Dowe Bynum

Mr. J. Dowe Bynum is a Principal of the Adviser and acts as a portfolio manager for the Fund. Mr. Bynum is also Vice-President and Secretary of the Trust. Mr. Bynum has been a Principal and portfolio manager of the Adviser since the Adviser’s inception in 2006. Before forming the Adviser, Mr. Bynum also managed individual accounts at Cook & Bynum Capital Mgt., LLC in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC from June 2004 to December 2006. Previously, Mr. Bynum worked as an analyst in the Equities Division of Goldman, Sachs & Co., Inc. in New York, New York. Mr. Bynum attended Princeton University and graduated with a B.S.E. in Operations Research & Financial Engineering and a Certificate in Finance. Mr. Bynum has approximately 9 years of investment management experience.

Mr. Cook and Mr. Bynum have been portfolio managers of the Fund since the Fund’s inception.

The Trust does not directly compensate any personnel of the Adviser, including members of the portfolio management team. The Fund’s SAI provides additional information about the compensation of the members of the portfolio management team, as well as (i) other accounts managed by the portfolio management team and (ii) ownership of the Fund’s securities by members of the portfolio management team.

Conflicts of Interest

In addition to serving as the investment adviser to the Fund, the Adviser acts as the investment adviser to other pooled investment vehicles, such as hedge funds. Although it is the policy of the Adviser to treat all clients fairly and equitably, and the Adviser has adopted policies and procedures designed to help prevent any particular client from being disadvantaged by the activities of other clients, there may be inherent conflicts of interest that may, from time to time, affect the Fund. The Board reviews potential conflicts to try to ensure that the Fund is not disadvantaged. In addition, the Codes of Ethics of the Adviser and the Fund contain additional provisions designed to minimize any conflict of interest among the Fund and other clients of the Adviser. In the context of limited investment opportunities available to the Fund and other pooled investment vehicles, including hedge funds, managed by the Adviser, the Adviser allocates investment opportunities objectively by using a pro rata allocation among each of its investment vehicle clients. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the efforts by the Board will be

THE FUND'S INVESTMENT ADVISER

able to detect and/or prevent every situation in which an actual or potential conflict of interest may appear.

The other pooled investment vehicles managed by the Adviser may pursue strategies not available to the Fund and may invest in securities in which the Fund does not participate as a consequence of their size, investment powers or founding documents. Additionally, the Fund, as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) is subject to the requirements and restrictions of the Act and the rules thereunder and, therefore, may not be able to pursue the same strategies or invest in the same securities as the unregistered investment vehicles, such as hedge funds, that the Adviser manages. In some circumstances, the Fund may pursue strategies or purchase investments that are not purchased for other accounts of the Adviser. As a result of pursuing different strategies and objectives, the performance of these accounts may be materially better or worse than that of the Fund.

Compensation to Financial Service Organizations

The Adviser may also, at its own expense and out of its own legitimate profits, provide additional cash payments to Financial Service Organizations whose customers invest in shares of the Fund. For this purpose, Financial Service Organizations include financial advisers, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others that have entered into agreements with the Adviser. These additional cash payments are payments over and above any transaction fees or administrative fees that are imposed by such Financial Service Organizations, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Service Organizations that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Service Organization management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Service Organization’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Service Organization provides shareholder services to Fund shareholders. Such additional compensation may provide such Financial Service Organization with an incentive to favor sales of shares of the Fund over other investment options they make available to their customers. See the Statement of Additional Information for more information.

HOW TO BUY AND SELL SHARES OF THE FUND

Investing in the Fund

Determining Share Prices

Shares of the Fund are offered at each share’s net asset value (“NAV”). The per share NAV is calculated by (1) adding the value of Fund investments, cash and other assets, (2) subtracting Fund liabilities, and then (3) dividing the result by the number of shares outstanding. The Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing value of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time (“EST”). NAV is calculated as soon as practicable following the close of regular trading on the NYSE. In the event that the NYSE closes early, NAV will be determined based on the prices of the Fund’s portfolio securities at the time the NYSE closes. The NYSE is closed for the following scheduled holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

The Fund generally determines the total value of its shares by using closing market prices for the securities comprising its portfolio. Securities for which quotations are not available or are deemed unreliable and any other assets are valued at fair market value as determined in good faith by the Adviser pursuant to the Fund’s fair value pricing procedures, subject to the review and supervision of the Board. The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded, suspension of trading in the security, or the release of significant news after the close of regular trading on the NYSE. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open. When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company specific developments or broad market moves, may affect the value of foreign securities held by the Fund. This is because the Fund calculates its NAV based on closing prices of the portfolio’s securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities and thus, as with U.S. securities, would need to be valued by the Adviser using the fair value pricing procedures. Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. It is intended that the use of the Fund’s fair value pricing procedures will result

HOW TO BUY AND SELL SHARES OF THE FUND

in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities or other assets held by the Fund.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Minimum Investment Amounts

Payments for Fund shares should be in U.S. dollars and should be drawn on a U.S. bank. Any payment made in either currency other than U.S. dollars or drawn on a non-U.S. bank will not be accepted. Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion.

Your purchase of Fund shares is subject to the following minimum investment amounts:

Minimum Investment Amounts

Type of Account	Minimum Investment To Open Account	Minimum Subsequent Investments
Regular	$5,000	$1,000
IRAs	$1,000	$100

Automatic Investment Plan Members

Type of Account	Minimum Investment To Open Account	Minimum Subsequent Investments
Regular	$5,000	$100 per month minimum
IRAs	$1,000	$100 per month minimum

HOW TO BUY AND SELL SHARES OF THE FUND

Opening and Adding To Your Account

You can invest in the Fund by mail, wire transfer and through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. You generally buy and redeem shares at the Fund's next-determined net asset value (NAV) after the Fund receives your request in good order. NAVs are determined only on days when the NYSE is open for regular trading. Any questions you may have can be answered by calling toll-free at 1- 877-839-COBY.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

As requested on the account application (the “Application”), you must supply your full name, date of birth, social security number or taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box can be accepted, however, an address of residence will also be required. If you need additional assistance when completing your Application, please call 1-877-839-COBY and a representative from The Cook & Bynum Fund will help you.

The Fund may accept or reject an account without explanation. If the Fund has questions about a customer’s identity, it may disallow transactions for the account until confirming information is received. Furthermore, the Fund reserves the right to close such an account within five business days if requested information/documentation is not received.

Purchasing Shares By Mail

To make your initial investment in the Fund, complete the Application included with this Prospectus, make a check payable to The Cook & Bynum Fund, and mail the completed Application and check to:

First Class Mail:
The Cook & Bynum Fund
P.O. Box 13215
Denver, CO 80201

Overnight Mail:
The Cook & Bynum Fund
c/o ALPS Fund Services
1290 Broadway, Suite 1100
Denver, CO 80203

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents and takes no responsibility for their actions. To make subsequent purchases, simply make a check payable to The Cook & Bynum Fund and mail the check to the above-mentioned address. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by ALPS Fund Services, Inc., the Fund’s Transfer Agent. If the Transfer Agent, as agent of the Fund for purposes of the receipt of such orders, receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. EST), the Fund will have been deemed to have received your order that day and your shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

Before you wire funds for an initial investment, the Transfer Agent must have a completed Application. You may send an Application to the Transfer Agent by mail or overnight delivery service. If you plan to wire funds on the same day you open your account, the Fund will accept a fax copy of the Application; however, the Transfer Agent will still require the original Application. Upon receipt of your completed Application, the Transfer Agent will establish an account for you and assign an account number. So that your monies may be correctly applied to your account, your bank’s wire instructions must read as follows and must contain the name of the Fund, the name of the shareholder account and the account number assigned by the Transfer Agent. Your bank should transmit funds by wire to:

State Street Bank & Trust Co., ABA # 011000028
Credit: The Cook & Bynum Fund, Acct. #: 00065441
Further Credit: The Cook & Bynum Fund,
Acct # [Your name and Account number]

Prior to sending subsequent investments, please contact a Cook & Bynum Fund representative at 1-877-839-COBY so that the Fund knows to expect your wire transfer. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m., EST, to be eligible for same day pricing. The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Please note that your financial institution may charge a fee to wire funds.

HOW TO BUY AND SELL SHARES OF THE FUND

Purchases Through Financial Service Organizations

Certain financial organizations such as broker-dealers, banks and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations. Such financial organizations are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received purchase or redemption instructions when a financial organization, or the financial organization’s authorized designee, receives the order instructions, provided that the instructions are in “Proper Form” as defined in this Prospectus. Client orders received by the financial organization, or its authorized designee, prior to the close of the NYSE (currently 4:00 p.m., EST), will be priced at the Fund’s NAV next computed following the close of regular trading on that day. If you are a client of a securities broker or other financial organization, such organizations may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If for any reason your financial institution is not able to accommodate your purchase request, please call a Cook & Bynum Fund representative toll-free at 1-877- 839-COBY to find out how you can purchase Fund shares.

Publications other than those distributed by the Fund may contain comparisons of Fund performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings or other information prepared by Morningstar, Lipper or other recognized organizations providing mutual fund statistics. The Fund is not responsible for the accuracy of any data published by third party organizations.

Purchasing Shares by Automatic Investment Plan

Subsequent to your initial investment, you may make additional purchases at regular intervals through the Automatic Investment Plan (the “Plan”). The Plan provides a convenient method to have money deducted directly from your checking or savings account for investment in shares of the Fund. In

HOW TO BUY AND SELL SHARES OF THE FUND

order to participate in the Plan, your financial institution must be a member of the Automated Clearing House (“ACH”) network however the account being debited may not be a mutual fund or “pass through” account. Each purchase under the Plan must be a minimum of $100 per month. To begin participating in the Plan, please complete the Plan section on the Application or call Shareholder Services at 1-877-839-COBY. Any request to change or terminate your Plan should be submitted to the Transfer Agent five days prior to effective date. The Fund may alter, modify, amend or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so.

Purchasing Shares by Telephone

In order to be able to purchase shares by telephone, an account authorizing such purchases must be established prior to your call. Your initial purchase of shares may not be made by telephone. Telephone purchases must be a minimum of $1,000 for both regular accounts and IRA accounts. If your telephone order for Shares is placed and received by the close of regular trading on the NYSE (currently 4:00 p.m. EST), your Shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day. Otherwise, your Shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH network. Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

Miscellaneous Purchase Information

The Fund reserves the right to refuse or accept Applications or purchase orders and reserves the right to waive the minimum investment amounts. Purchase orders will not be accepted unless they are in “Proper Form.” Proper Form with respect to purchase orders generally means that an acceptable form of payment accompanies the purchase order and the purchase order includes:

(1)	Your account number;
(2)	The number of shares to be purchased or the dollar value of the amount to be purchased;
(3)	Any required signatures of all account owners exactly as they are registered on the account;

HOW TO BUY AND SELL SHARES OF THE FUND

(4)	Any required Medallion signature guarantees; and
(5)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Acceptable forms of payment include: wire transfer or check drawn on a U.S. bank, savings and loan association or credit union. Furthermore, for the protection of existing shareholders, although the price received for an order is the NAV next determined after the order has been received, payment for purchase orders exceeding $500,000 is accepted and the order is processed at such time that: (i) if payment is made by check, the amount of the check is cleared by the U.S. bank, savings and loan association or credit union upon which the check is drawn; or (ii) if payment is by wire transfer, the funds are received by the Fund. All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares. We are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment. The Transfer Agent may charge the shareholder’s account for any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept Applications or purchase orders under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any Application.

A purchase order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., EST, will be processed on the day it is received. A purchase order in Proper Form received after 4:00 p.m., EST, will result in the order being processed on the following business day.

If you place an order to purchase Fund shares through a securities broker and you place your order in Proper Form before 4:00 p.m., EST, on any business day in accordance with its procedures, your order will be processed at the NAV next calculated following the close of regular trading on the NYSE that day. The securities broker or intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order. In the event that the securities broker or intermediary fails to send the Transfer Agent such funds within one business day of placing the order, the securities broker or intermediary will be responsible for any resulting loss.

After you have established your account and made your first purchase, you may also make subsequent purchases by telephone with an authorized bank

HOW TO BUY AND SELL SHARES OF THE FUND

account. Please note that all telephone orders are subject to verification. In addition, Fund purchases in excess of $500,000 will be subject to the payment requirements described in this section.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m., EST, and transmit them to the Transfer Agent after 4:00 p.m., EST.

Policies Regarding Frequent Trading of Fund Shares

The Fund was created as a vehicle for long-term investors and not for those who wish to frequently trade shares. Management and the Board do not believe that investors or speculators seeking to profit from day-to-day fluctuations in stock prices and mutual fund portfolios as a whole should be shareholders of the Fund. In the opinion of the Fund’s management and the Board, short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including disruptions in carrying out the Fund’s investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.

A portion of the Fund’s portfolio may be allocated to investments in foreign securities and such allocation may cause the Fund to be susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close before the time the Fund calculates its NAV at 4:00 p.m., EST, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. It is intended that the use of the Fund’s fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the market-timing policies discussed below, will significantly reduce a shareholder’s ability to engage in strategies detrimental to other Fund shareholders.

In order to discourage behavior that can potentially hurt the Fund and its long-term shareholders, the Fund and the Board have adopted policies and procedures with respect to market timing and the frequent purchase and redemption of Fund shares, including the imposition of a redemption fee of 2% on the value of shares redeemed within 60 days of purchase (see the section titled “Redemption Fee” below). Under its market timing policies

HOW TO BUY AND SELL SHARES OF THE FUND

and procedures, the Fund will rely on its Chief Compliance Officer to work in conjunction with the Transfer Agent (or another Fund agent) to monitor trading patterns that may constitute abusive market timing activities. The Fund’s market timing policy establishes a presumption of abusive trading for any investor that attempts to complete three purchase and redemption transactions of shares from the same Fund (“round-trip”) within a 90 day period. If the Chief Compliance Officer determines that impermissible market timing has occurred, future purchases may be restricted or prohibited. However, sales of Fund shares back to the Fund or redemptions will continue as permitted by the terms disclosed in the Prospectus. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund Shareholders.

The redemption fee is not imposed, however, in certain situations as described in more detail in the section entitled “How to Sell (Redeem) Your Shares — Redemption Fees” below.

The ability of the Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as brokers and retirement plans. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to the Fund. The Fund will seek to enter into agreements with financial intermediaries so that comparable surveillance and reporting procedures can be applied to omnibus accounts as will be applied to non-omnibus accounts. However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

How to Sell (Redeem) your Shares

Your shares of the Fund may be redeemed on each day that the NYSE is open for trading. You may request the sale of your shares either by mail or by telephone.

Proper Form with respect to redemption requests generally means that the redemption requests include:

(1)	Your account number;

HOW TO BUY AND SELL SHARES OF THE FUND

(2)	The number of shares to be redeemed or the dollar value of the amount to be redeemed;
(3)	All required signatures of all account owners exactly as they are registered on the account;
(4)	Any required Medallion signature guarantees; and
(5)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

A redemption order placed with respect to an IRA account must include, in addition to the above, a statement of Federal tax withholding indicating whether or not you elect to withhold federal taxes and if so the amount you elect. The Transfer Agent will withhold a mandatory 10% of the proceeds requested for Federal tax unless the shareholder provides alternate instructions to the Transfer Agent otherwise in writing prior to the transaction.

A redemption order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., EST, will be processed on the day it is received by the Transfer Agent. A redemption order in Proper Form received after 4:00 p.m., EST, will result in the order being processed on the following business day. The redemption price you receive will be the Fund’s per share NAV next calculated after receipt of the redemption request in Proper Form.

If you place an order to redeem Fund shares through a securities broker and you place your order in Proper Form before 4:00 p.m., EST, on any business day with such securities broker in accordance with their procedures, your order will be processed at the NAV next calculated following the close of regular trading on the NYSE that day.

Payment of redemption proceeds will generally be made within three business days of the purchase date or the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

First Class Mail:
The Cook & Bynum Fund
P.O. Box 13215
Denver, CO 80201

HOW TO BUY AND SELL SHARES OF THE FUND

Overnight Mail:
The Cook & Bynum Fund
c/o ALPS Fund Services
1290 Broadway, Suite 1100
Denver, CO 80203

The Fund does not consider the U.S. Postal Service or any other independent delivery services to be its agents and takes no responsibility for their actions.

Medallion Signature Guarantees

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account);
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 15 days; and
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

By Telephone

If you elected to use telephone redemption on your Application when you initially purchased shares, you may redeem up to a $50,000 value of your Fund shares by calling a Cook & Bynum representative toll-free at 1-877-839- COBY. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days. If an investor calls a Cook & Bynum representative before 4:00 p.m., EST, the investor will receive NAV next determined after receipt of the redemption request by the Cook & Bynum representative; that is, that day’s NAV. If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 15 days of the redemption request, you may not redeem by telephone. Once a telephone transaction has been placed, it cannot be canceled or modified.

HOW TO BUY AND SELL SHARES OF THE FUND

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as those outlined above. If the Fund fails to follow such procedures, it may be liable for losses that result from such failure.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System.

Redemption At The Option Of The Fund

If the value of the shares in your account falls below $2,000 ($1,000 in the case of shares held in an IRA), the Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $2,000 ($1,000 in the case of shares held in an IRA) before any action is taken. The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts. This right of redemption shall not apply if the value of your account drops below $2,000 ($1,000 in the case of shares held in an IRA) as the result of market action. The Fund also reserves the right to cause the redemption of any shareholder if it believes that such investor has violated the Policies and Procedures to Prevent Abusive Trading Practices adopted by the Fund.

Redemption Fee

The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed within 60 days of their purchase. For purposes of applying the fee, the first day of the period will be the settlement date. Shares will be redeemed on a first-in, first-out (FIFO) basis. The redemption fee is paid to the Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fund

HOW TO BUY AND SELL SHARES OF THE FUND

shares. The Fund reserves the right to waive the redemption fee if it is determined that such waiver is consistent with the best interests of the Fund and its long-term shareholders.

The redemption fee is not imposed in the following situations:

•	periodic distributions from retirement accounts (including IRAs and retirement plans),
•	redemption of reinvested distributions,
•	when the Fund cannot identify the beneficial owner in certain omnibus accounts if the Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation,
•	when the shares are redeemed in certain hardship situations, including but not limited to, death or disability of the shareholder,
•	shares redeemed by the Fund,
•	shares redeemed to return an excess contribution to an IRA account, or
•	shares redeemed in connection with qualified default investment alternatives.

Redemptions in Kind

The Fund reserves the right to satisfy a redemption request by distributing portfolio securities. The Fund has committed pursuant to its Rule 18f-1 election to pay redeeming shareholders in cash for all redemptions up to the lesser of $250,000 or 1% of the NAV of the Fund within any 90-day period. When redemption proceeds are paid with portfolio securities, an investor will be exposed to market risk until such time the investor converts into cash the portfolio securities received and, in addition, the investor will likely pay commissions upon such conversion of the portfolio securities into cash. In-kind redemption proceeds may include illiquid securities. Redeeming shareholders receiving illiquid securities may not be able to sell such securities at or near the price the Fund valued them at, if at all.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income will be distributed at least annually. The Fund’s net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid. The Fund will make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) once a year as required.

DIVIDENDS AND DISTRIBUTIONS

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of qualified dividend income by the Fund may be eligible for preferential tax rates. Distributions of capital gains are taxable based on the Fund’s holding period, either short- or long-term, regardless of the length of time shares in the Fund have been held. Distributions are generally taxable, whether received in cash or reinvested in additional shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

Redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases and redemptions of shares.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the one or more appropriate market or economic indices.

GENERAL INFORMATION

The Board has approved the Codes of Ethics (the “Codes”) of the Trust, the Adviser, and the Distributor. The Board is responsible for overseeing the implementation of the Trust’s Code. The Codes govern investment personnel who may have knowledge of the investment activities of the Fund. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Fund. The Fund and the Manager have filed copies of their respective Codes with the SEC. Copies of the Codes may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Board also has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

The Fund has delegated all proxy voting authority to the Adviser who shall vote proxies relating to securities held by the Fund pursuant to its proxy voting policy (the “Proxy Voting Policy”). The Adviser’s primary consideration in its Proxy Voting Policy is the financial interests of the Fund and its shareholders. The Adviser’s Proxy Voting Policy is included as an exhibit to the Fund’s SAI, which is available, upon request and without charge, by calling a Cook & Bynum representative toll free at 1-877-839-COBY.

The Fund has established a policy with respect to the disclosure of its portfolio holdings. A description of this policy is provided in the SAI.

FINANCIAL HIGHLIGHTS

FROM THE PERIOD JULY 2, 2009 (INCEPTION) TO SEPTEMBER 30, 2009

The financial highlight table below is intended to help you understand the Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund. This information has been audited by the Fund’s Independent Registered Public Accounting Firm, Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s Financial Statements are incorporated by reference into the prospectus from the Fund’s Annual Reports to Shareholders, which is available upon request.

Per Share Common Share Operating Performance:
Net asset value – beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain on investments and foreign currency translation	0.41
Total Income from Investment Operations	0.39
Net asset value – end of period	$10.39
Total Return(1)	3.90%
Ratios And Supplemental Data:
Net assets attributable to common shares, at end of period (000s)	$22,623
Ratios to average net assets attributable to common shareholders:
Expenses including reimbursement/waiver	1.88	%(2)
Expenses excluding reimbursement/waiver	5.60	%(2)
Net investment loss including reimbursement/waiver	(0.85	)%(2)
Net investment loss excluding reimbursement/waiver	(4.57	)%(2)
Portfolio turnover rate	0.38%
(1)	Total return not annualized for periods less than one full year.
(2)	Annualized

THE COOK & BYNUM FUND

PROSPECTUS
JANUARY 28, 2010

FOR MORE INFORMATION

Additional information about the Fund is available in the Fund’s Statement of Additional Information (“SAI”). The SAI contains more details regarding the Fund’s organization, investment strategies, service providers and policies. A current SAI, dated January 28, 2010, has been filed with the SEC and is incorporated by reference into this prospectus.

Copies of the Fund’s SAI are available without charge. For shareholder inquiries, other information and to request a copy of the Fund’s SAI, please contact the Trust at:

The Cook & Bynum Fund
c/o ALPS Fund Services, Inc.
PO Box 13215
Denver, CO 80201
1-877-839-COBY

A copy of requested document(s) will be mailed to you no later than within three business days of the receipt of your request. Immediate access of requested documents can be found at www.cookandbynum.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850. Reports and other information about the Fund are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Investment Company Act No. 811-22282